Exhibit 99.2

1 RILY Senior Notes Offering Presentation November 29, 2021

2 This presentation contains statements that are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . These forward looking statements can often be identified by their use of words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “forecast,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology . Such forward looking statements include, but are not limited to, expressed or implied statements regarding future financial performance and future dividends, the effects of our business model, the effects of our balance sheet on our ability to pursue business opportunities, statements regarding the effects and anticipated benefits of our acquisitions and related actions, the strength of our business segments, assessments of future opportunities and performance, expectations regarding future transactions, and the financial impact, size and consistency of returns and timing thereof, expectations regarding market dynamics, as well as statements regarding the effect of investments in our business segments . Because these forward - looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward - looking statements . Factors that could cause actual results to differ from those contained in the forward - looking statements include but are not limited to risks related to : the unpredictable and ongoing impact of the COVID - 19 pandemic ; volatility in our revenues and results of operations ; changing conditions in the financial markets ; our ability to generate sufficient revenues to achieve and maintain profitability ; the short term nature of our engagements ; the accuracy of our estimates and valuations of inventory or assets in “guarantee” based engagements ; competition in the asset management business ; potential losses related to our auction or liquidation engagements ; our dependence on communications, information and other systems and third parties ; potential losses related to purchase transactions in our auctions and liquidations business ; the potential loss of financial institution clients ; potential losses from or illiquidity of our proprietary investments ; changing economic and market conditions ; potential liability and harm to our reputation if we were to provide an inaccurate appraisal or valuation ; failure to successfully compete in any of our segments ; loss of key personnel ; our ability to borrow under our credit facilities or raise additional funds through offerings as necessary ; failure to comply with the terms of our credit agreements ; our ability to meet future capital requirements ; and the diversion of management time on acquisition - related issues ; other risks described from time to time in B . Riley Financial, Inc . 's periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . 's Annual Report on Form 10 - K for the year ended December 31 , 2020 and in our Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2021 , June 30 , 2021 and September 30 , 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable) . These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is issued, and B . Riley Financial, Inc . undertakes no duty to update this information . This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures . Reconciliation of certain non - GAAP financial measures are provided in the appendix to this presentation . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities . Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933 , as amended . A registration statement was previously filed by the Company with the SEC and effective upon filing on January 28 , 2021 and a preliminary prospectus supplement was filed November 29 , 2021 . The offering will only be made by means of a prospectus . Copies of the preliminary prospectus supplement relating to these securities may be obtained, without charge from the offices of B . Riley Securities, Inc . , at 1300 North Street, Suite 1300 , Arlington VA 22209 or by calling (703) 312 - 9580 or by emailing prospectuses@brileyfin . com . Safe Harbor Statement

3 I. Transaction Summary II. B. Riley Financial at a Glance III. Business Overview IV. Investments and Brands V. Financial Overview VI. Appendix Table of Contents

4 I. Transaction Summary

5 Transaction Summary (1) Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotia tio ns between the Company and the underwriter. Issuer B. Riley Financial, Inc. (Nasdaq: RILY) Security Senior Unsecured Notes Proposed Ticker / Exchange RILYG / Nasdaq Offering Size $150,000,000 (1) Notes Offered 6,000,000 (1) Overallotment Option 15% Principal Amount per Note $25.00 Price Talk 5.00% area (1) Maturity The Notes will mature on December 31, 2026, unless redeemed prior to maturity. Optional Redemption Prior to October 2 , 2026 , the Issuer may, at its option, redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to the sum of (i) 100 % of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption and (ii) the Make - Whole Amount (as defined in the Prospectus Supplement) if any . The Notes may be redeemed for cash in whole or in part at any time at our option on or after October 2 , 2026 and prior to maturity, at a price equal to 100 % of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption . Use of Proceeds The Issuer anticipates using the net proceeds from the sale of the Notes for general corporate purposes, including funding future acquisitions and investments, repaying and/or refinancing indebtedness (which may, at the Issuer’s option, include redeeming all or a portion of its existing 6 . 75 % Senior Notes due 2024 ), making loans and/or providing guaranty or backstop commitments to clients in the ordinary course of business, making capital expenditures and funding working capital . Expected Pricing Date 11/30/2021 Book - Running Managers B. Riley Securities, Janney Montgomery Scott, Oppenheimer & Co., Ladenburg Thalmann , William Blair, InspereX Lead Manager EF Hutton, division of Benchmark Investments, LLC Co - Managers Aegis Capital Corp., Boenning & Scattergood, Brownstone Investment Group, Colliers Securities LLC, Huntington Capital Markets, NewBridge Securities, Wedbush Securities

6 Credit Metrics (1) 9 / 30 / 21 cash and equivalents balance includes $ 1 . 3 M held and utilized by BRPM 150 and BRPM 250 sponsored SPACs for operational purposes . (2) Principal balance of outstanding RILYI notes redeemed in October 2021 plus applicable premium . (3) Includes impact of proposed $ 150 M bond offering net of gross spread and offering expenses . Actual offering size, pricing, amount to be used for redemption and fees incurred may differ materially from the figures shown . (4) Excludes impact of $ 4 . 00 per common share dividend paid in November 2021 . (5) Includes approximately $ 1 , 352 . 1 M in Securities and other investments owned, at fair value minus $ 419 . 2 M in Securities sold not yet purchased . (6) Includes $ 350 . 8 M Loans receivables, at fair value . (7) Other investments and investment related deposits reported in Prepaid expenses and other assets, net of noncontrolling interest related to investments reported in Securities and other investments owned, at fair value . (8) Principal balance of outstanding RILYI notes net of OID . (9) Excludes ( i ) Operating lease liabilities, and (ii) incremental sales of senior notes under our at - the - market sale program after 9 / 30 / 21 . (10) Excludes incremental sales of series A and series B preferred stock under our at - the - market sale program after 9 / 30 / 21 . (11) For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix . (12) Pro forma adjustment to interest expense related to redemption of 6 . 875 % Senior notes due 2023 . (13) Pro forma adjustment to interest expense related to proposed $ 150 M bond offering at presumed interest rate of 5 . 00% . Actual offering size and pricing may differ materially from the figures shown . (14) Net Debt is defined as Total Debt, net of Total Cash, Net Securities and Investments, and Other . Pro Forma Credit Statistics 9/30/21 ($ in millions) B. Riley Financial (1) RILYI Redemption October 2021 (2) Proposed Offering (3) Pro Forma Total (1)(2)(3)(4) Cash and Cash Equivalents 378.2$ (116.9)$ 145.0$ 406.3$ Due from Clearing Brokers 599.7 - - 599.7 Securities and Other Investments Owned, net (5) 932.9 - - 932.9 Restricted Cash 0.9 - - 0.9 Loans Receivable, net of Loans Participations Sold (6) 350.8 - - 350.8 Advances Against Customer Contracts 0.2 - - 0.2 Other Equity Investments and Other (7) 26.8 - - 26.8 Total Cash, Net Securities and Investments, and Other 2,289.5 (116.9) 145.0 2,317.6 Senior Notes Payable - Bonds 1,362.8 (115.2) (8) - 1,247.6 New Bonds - - 150.0 150.0 Term Loan 252.9 - - 252.9 Revolving Credit Facility 80.0 - - 80.0 Notes Payable 0.4 - - 0.4 Total Debt (9) 1,696.1 (115.2) 150.0 1,730.9 Total Cash, Securities and Other Investments Owned, net of Debt (9) 593.4$ (1.6)$ (5.0)$ 586.7$ Series A Preferred Stock (10) 68.0 - - 68.0 Series B Preferred Stock (10) 42.0 - - 42.0 Total Preferred Stock 110.0 - - 110.0 Total Cash, Securities and Other Investments Owned, net of Debt and Preferred Stock (9)(10) 483.4$ (1.6)$ (5.0)$ 476.7$ LTM 9/30/2021 Revenue 1,728.7 - - 1,728.7 LTM 9/30/2021 Adjusted EBITDA (11) 885.0 - - 885.0 LTM 9/30/2021 Interest Expense 82.7 (7.9) (12) 7.5 (13) 82.3 LTM 9/30/2021 Preferred Dividends 6.9 - - 6.9 Net Debt / LTM Adj. EBITDA (9)(11)(14) -0.7x N/A N/A -0.7x Total Debt / LTM Adj. EBITDA (9)(11) 1.9x N/A N/A 2.0x LTM Adj. EBITDA / LTM Interest Expense (11) 10.7x N/A N/A 10.8x LTM Adj. EBITDA / LTM Interest Expense + Preferred Dividends (11) 9.9x N/A N/A 9.9x

7 II. B. Riley Financial at a Glance

8 B. Riley Financial (NASDAQ:RILY) * International operations in Germany, Australia and India Bryant Riley Chairman & Co - CEO Tom Kelleher Co - CEO Phil Ahn CFO & COO Kenny Young President Alan Forman EVP General Counsel Dan Shribman Chief Investment Officer Key Executives Footprint Overview B . Riley Financial, Inc . (B . Riley) is a diversified financial services platform that provides collaborative solutions tailored to fit the capital raising and business advisory needs of its clients and partners . ● Founded in 1997 ● Publicly listed in 2014 ● Based in Los Angeles ● Long - standing management ● Strong investment acumen ● 200 offices across the U.S. (1) ● 2,000 affiliated personnel (1) ● 20+ years of continued growth ● History of returning capital to stockholders (1) Figures shown are approximations for total number of offices and affiliated personnel.

9 Origin and Historical Timeline Platform enhancements provide diverse revenue streams and a suite of end - to - end, complementary services for clients and partners Meaningful value created, translated into earnings growth

10 Platform Strategy Diversified platform offers downside protection with an ability to deliver strong returns Solid foundation of businesses with stable base of recurring EBITDA Powerful earnings upside through market - driven episodic businesses Balance sheet flexibility to capitalize on high return opportunistic investments

Diversification Through Steady and Episodic Opportunities

RECURRING EBITDA

- Appraisal, Consulting
- Wealth Management
- magicJack, United Online
- Brands

MARKET-DRIVEN UPSIDE

- Investment Banking
- Capital Markets
- Sales and Trading
- Retail Liquidation

COUNTERCYCLICAL

- Retail Liquidation
- Restructuring

OPPORTUNISTIC

- Leverage Core Services, Expertise
- High Return Investment Opportunities
- Drive Shareholder Return

Consolidated Revenues



$423M
$652M
$903M
$1.73B
FY 2018
FY 2019
FY 2020
Sep 2021 LTM

Consolidated Adj. EBITDA (1)



$90M
$208M
$407M
$885M
FY 2018
FY 2019
FY 2020
Sep 2021 LTM

(1) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs. For a definition of adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.

B | RILEY Financial | 11

12 Strong Balance Sheet Leveraged for Opportunistic Investments (Dollars in thousands) Sep 30, 2021 Cash and Restricted Cash $ 379,132 Due from Clearing Brokers 599,715 Advances Against Customer Contracts 200 Securities and Other Investments Owned Equity Securities 1,276,191 Corporate Bonds 5,401 Other Fixed Income Securities 4,436 Partnership Interests and Other 66,072 Securities Sold Not Yet Purchased (419,211) Loans Receivable, net of Loan Participations Sold 350,762 Other Investments and Deposits (1) 43,369 Noncontrolling Interest (2) (16,558) Total Cash, Net Securities, and Other $ 2,289,509 Cash and Net Investments (Dollars in thousands) Sep 30, 2021 Market Capitalization (3) $ 2,174,339 Preferred Shares at Fair Market Value (4) 123,153 Total Cash and Investments, Net of Debt (5) (593,378) Enterprise Value (6) $ 1,704,114 Overview ● Strong track record of driving shareholder value through opportunistic investments ● Focused on opportunities in the small cap space ● Approximately $1.3 billion of positions held in equity securities, loans receivable, partnership interests, other investments (1) Other investments and investment related deposits reported in Prepaid expenses and other assets . (2) Noncontrolling Interest related to investments reported in Securities and other investments owned, at fair value . (3) RILY common stock price as of 11 / 23 / 2021 for total shares outstanding as of 9 / 30 / 2021 . (4) Fair market value of RILYP and RILYL preferred shares as of 11 / 23 / 2021 for total shares outstanding as of 9 / 30 / 2021 . (5) Defined as Total Cash, Net Securities, and Other minus Total Debt . (6) Defined as Market Capitalization, less Cash and cash equivalents, Restricted cash, Due from clearing brokers, Advances against customer contracts, the net amount of Loans receivable, at fair value and Loan participations sold, the net amount of Securities and other investments owned, at fair value and Securities sold not yet purchased, and the net amount of Other Investments and Deposits reported in Prepaid expenses and other assets and Noncontrolling Interest, plus Notes payable, Term loans, net, Revolving credit facility, Senior notes payable, net, and fair value of RILYP and RILYL as of 11 / 23 / 2021 using outstanding preferred shares as of 9 / 30 / 2021 . (7) Excludes Operating Lease Liabilities . Capitalization Structure Debt Summary Term Loans, Net $ 252,927 Revolving Credit Facility 80,000 Notes Payable 357 Senior Notes Payable, Net 1,362,847 Total Debt (7) $ 1,696,131

13 Meaningful Growth and Shareholder Value Created (1) Total Shareholder Return is calculated by dividing the sum of ( i ) RILY co mmon share price change from January 3 , 2017 to November 23 , 2021 and (ii) cumulative dividend paid since January 2017 , by (iii) RILY common share price on January 3 , 2017 . (2) For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, see Appendix . (3) Insider purchase data from March 13 , 2018 to September 30 , 2021 . (4) B . Riley Financial, Inc . (RILY) Historical Equity Pricing Data supplied by CapIQ from December 3 , 2018 through November 23 , 2021 . (5) B . Riley Financial ranked No . 2 on FORTUNE 100 Fastest Growing Companies 2021 list based on revenue growth rate, EPS growth rate, and three - year annualized total return for the period ended June 30 , 2021 . Fortune . © 2021 Fortune Media IP Limited All rights reserved . Insider Ownership (3) Key Highlights Maintain significant ownership, strong shareholder alignment Historical Share Price Performance (4) 28% total insider holdings (management and board) 40% total insider holdings (incl. division leaders) 430K open market purchases YTD Sep 30 2021 1.1M open market purchases since 2018 421% in total shareholder return (1) since Jan 2017 Total Adjusted EBITDA (2) Robust platform delivering strong shareholder returns $885M Sep 2021 LTM Balance Sheet Assets $5.0B as of Sep 30 2021 FORTUNE Fastest Growing Company (5) RANKED # 2 $78.91 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 Dec-18 May-19 Oct-19 Mar-20 Aug-20 Jan-21 Jun-21 Nov-21

14 $195M $270M $333M $304M $363M $67M $127M $123M $92M $101M Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Operating Revenue Operating Adj. EBITDA Financial Summary – Operating Results Operating Results (Annual) Operating Results (Quarter) Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods . Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs . Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding ( i ) Trading income (losses) and fair value adjustments on loans and (ii) other investment related expenses . For a reconciliation to GAAP financial measures, please see Appendix . $431M $546M $799M $1.3B $98M $114M $312M $443M FY 2018 FY 2019 FY 2020 LTM Sep 2021 Operating Revenue Operating Adj. EBITDA

Segment Overview

Segment Mix

Consistent cash-flow generating and steadier businesses balance episodic banking and liquidation businesses, investments

Capital Markets
- Investment Banking
- Sales & Trading
- Fund Management
- Investments, Loans

Auction and Liquidation
- Retail Liquidation
- Wholesale & Industrial

Wealth Management
- Private Wealth
- Tax Services

Financial Consulting
- Advisory Services
- Appraisal
- Real Estate
- Operations Management

Principal Investments
- United Online (NetZero, Juno)
- magicJack

Brands [1]
- Six Brands
- Hurley
- Justice Brands

Segment Mix - Operating Revenue [2] (9/30/21 LTM)



Wealth Management 23%
Financial Consulting 7%
Principal Investments 6%
Liquidation 7%
Brands 2%
Banking Capital Markets 55%

Segment Mix - Operating Revenue [2] (Annual)



Banking Cap Markets
Wealth Management
Principal Investments
Liquidation
Consulting
Brands
2018
2019
2020
LTM Sep 2021

(1) BR Brands investment portfolio is comprised of six brands, including Catherine Malandrino, English Laundry, Joan Vass, Kensie Girl, Limited Too and Nanette Lepore as of October 2019. Acquired interest in Justice on November 30, 2020. (2) Operating Revenue is defined as the sum of revenues from (i) Service and fees, (ii) Interest income - loans and securities lending and (iii) Sales of goods. For a reconciliation to GAAP financial measures, please see Appendix.

B. RILEY Financial | 15

16 III. Business Overview

17 Diversified Platform with Complementary Mix of Businesses (1) Companies covered by B . Riley Securities Equity Research division as of September 30 , 2021 . (2) B . Riley Securities institutional sales & trading clients as of June 30 , 2021 . (3) Figures shown are approximations for B . Riley Wealth Management and National Holdings Registered Representatives ; Assets under Administration as of September 30 , 2021 .

Investment Banking and Capital Markets

B. Riley Securities

Full-service investment bank providing comprehensive corporate finance solutions to public and private companies

- Leader in small- and mid-cap debt/equity offerings
- Offers fully-customized creative capital markets solutions
- Established franchise in SPACs, ATMs and private placements
- Go-to source for proprietary equity research
- Leverages broad retail, family office distribution network

Investment Banking

80+ professionals (1)
#1 leader in ATM issuances (2)

Sales and Trading

70+ professionals (1)
1,000+ institutional client relationships (3)

Impactful Research Platform

40+ research professionals (1)
400+ companies covered by research (4)

Recent Notable Transactions

Date	Amount	Company	Role
November 2021	$230,000,000	AltEnergy Acquisition Corp	Initial Public Offering Lead Bookrunner
November 2021	$150,000,000	Fossil Group	Senior Notes Offering Lead Bookrunner
October 2021	$205,000,000	Spartacus Acquisition Corporation business combination with NextNav	PIPE Placement Agent
October 2021	$146,117,600	Stronghold Digital Mining	Initial Public Offering Lead Bookrunner
September 2021	$2,186,544,000	Greenidge Generation merger with Support.com	Buy-Side Advisor
August 2021	$575,000,000	RumbleOn business combination with RideNow Powersports	Buy-Side Advisor

(1) B. Riley Securities investment banking, sales & trading, and research professionals as of September 30, 2021. (2) Source: Dealogic, Company Filings, PlacementTracker. Apportioned credit to all placement agents. (3) B. Riley Securities institutional sales & trading clients as of June 30, 2021. (4) B. Riley Securities Equity Research coverage as of September 30, 2021.

B. RILEY Financial | 18

Leading Small Cap Investment Bank

Top Small Cap Bookrunners, Ex-Healthcare (1) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$931.7	19	47%
2	Morgan Stanley	$765.8	16	44%
3	JPMorgan	$673.6	13	54%
4	Jefferies LLC	$620.2	13	46%
5	**B. Riley Securities**	**$606.2**	**17**	**71%**
6	Goldman Sachs	$533.6	10	50%
7	Credit Suisse	$507.2	13	54%
8	Citi	$479.8	13	46%
9	Stifel	$461.5	21	19%
10	BMO Capital Markets	$423.2	17	18%

Top Small Cap Follow-On Bookrunners, Ex-Healthcare (2) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$643.5	11	64%
2	**B. Riley Securities**	**$465.0**	**16**	**69%**
3	Jefferies LLC	$447.8	8	63%
4	Credit Suisse	$395.1	9	67%
5	Morgan Stanley	$302.0	9	44%
6	Barclays	$292.5	8	50%
7	JPMorgan	$282.9	8	50%
8	Stifel	$281.5	16	19%
9	Citi	$237.7	5	60%
10	Oppenheimer & Co	$209.2	7	86%

Top Small Cap SPAC Bookrunners (3) 2020

Rank	Bookrunner	$M	No.	% Lead
1	Credit Suisse	$4,516.1	21	81%
2	Cantor Fitzgerald & Co	$3,452.2	18	89%
3	Citi	$3,329.0	20	90%
4	Goldman Sachs	$2,833.8	15	67%
5	Jefferies LLC	$2,827.3	18	83%
6	Deutsche Bank	$2,049.8	13	85%
7	UBS	$2,047.1	14	50%
8	Barclays	$1,312.2	12	25%
9	Cowen & Company	$1,298.1	8	75%
10	**B. Riley Securities**	**$1,254.6**	**7**	**86%**

Leader in At-the-Market (ATM) Issuances (4) 2020

Rank	Investment Bank	No.	$M
1	**B. Riley Securities**	**113**	**$5,004.0**
2	Jefferies LLC	112	$8,179.0
3	Cantor Fitzgerald & Co	66	$4,589.0
4	H.C. Wainwright	55	$1,503.0
5	Bank of America	51	$4,167.0
6	Cowen & Co LLC	40	$4,188.0
7	JPMorgan	39	$3,002.0
8	Goldman Sachs	38	$4,306.0
9	BMO Capital Markets	38	$1,255.0
10	Truist (SunTrust/BB&T)	33	$1,692.0

(1). Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn (Deals <$1.1bn rounded down). Excludes SPAC IPOs and Healthcare transactions. (2) Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn. Excludes Healthcare transactions. (3) Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = SPAC, Rank Eligible, SEC registered. Exchange Nationality = USA. Market Cap. =<$1.0bn. Deal Value $100-$400m. Weighted on $ raised attributed to respective bank economics on transaction. (4) Source: Dealogic, Company Filings, PlacementTracker. Note: The sum of deals is greater than the actual number completed to account for multiple-agent transactions and "B. Riley Securities" includes transactions completed by FBR/MLV prior to the acquisition by B. Riley Financial in June 2017.

B | RILEY Financial | 19

20 $82M $180M $208M $151M $162M $33M $101M $106M $75M $76M Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Operating Revenue Operating Income Capital Markets Segment – Operating Results Segment Operating Revenues (Annual) Segment Operating Revenues (Quarter) Operating Revenue is defined as the sum of revenues from (i) Service and fees, (ii) Interest income - loans and securities lending and (iii) Sales of goods . For a reconciliation to GAAP financial measures, please see Appendix . $202M $277M $442M $701M $22M $79M $207M $358M FY 2018 FY 2019 FY 2020 LTM Sep 2021 Operating Revenue Operating Income

21 Wealth Management (1) Acquired Wunderlich Securities in July 2017 ; renamed B . Riley Wealth Management in 2018 . Acquired National Holdings on February 25 , 2021 . (2) Figures shown are approximations for affiliated personnel and client assets under administration as of September 30 , 2021 . ● Completed acquisition of National Holdings in February 2021 ● Wealth management affiliates (1) provide consultative investment advice, financial planning expertise and retail brokerage services ● Offers investment advisory services, customized portfolio management, financial planning, tax planning & preparation, business accounting services, and insurance & annuities offerings ● Serves individuals and families, corporations and non - profit organizations, qualified retirement plans, trusts, foundations and endowments ● Large private client network with strong demand for new issues offers enhanced distribution and aftermarket benefits ● Benefits from B. Riley infrastructure, deals syndicate and ancillary investment offerings Expanded Wealth Management Platform $32 billion in client assets (2) 700 financial advisors and registered representatives (2) $70M $67M $73M $298M FY 2018 FY 2019 FY 2020 LTM Sep 2021 Wealth Management Segment Revenues

Financial Consulting and Valuation

Advisory Services

Nationally recognized mid-market consulting firm with one of the largest appraisal practices in the US (1)

- **Valuation & Appraisal** supporting asset-based loans (ABLs) and other financial transactions; high rate of recurring engagements
- **Transaction Support Services** including due diligence, quality of earnings, cash flow analyses, purchase price allocation
- **Bankruptcy & Turnaround Management**
- **Forensic Accounting & Litigation Support** contract and valuation disputes, expert witness testimony, fraud investigations

Continued enhancement with complementary additions:

- **Cybersecurity, Risk & Resilience**
- **Operations Management**

Regularly sources business development opportunities for other B. Riley affiliates

1,000+
company appraisals completed per year (2)

Turnaround Consulting Firm of the Year

Global M&A Network, Middle Market, 2021 (3)

#1 Litigation Valuation Firm
#1 Forensic Accounting Firm
#1 in Expert Witness Services

Law.com/The Daily Report "Best of 2021" (3)

Financial Consulting Segment Revenues



$51M
$76M
$92M
$93M
FY 2018
FY 2019
FY 2020
LTM Sep 2021

(1) Merged with Great American Group in 2014; Acquired GlassRatner in 2018; Renamed to B. Riley Advisory Services in 2020. (2) Figure shown is an approximation for total number of company appraisals conducted annually. (3) Award Sources: Global M&A Network, "Turnaround Atlas Awards" (2021); and ALM's Daily Report, "Best of 2021."

B | RILEY Financial | 22

23 Retail Liquidation ● Leading operator of large - scale retail liquidations (1) ● Participated in over 2,000 store closings in 2020 (2) ● Episodic, counter - cyclical business benefits from acceleration of retail industry headwinds ● Segment results vary from quarter - to - quarter and year - to - year due to the impact of large retail liquidation engagements ● Continued rationalization of leased space is expected to continue as result of industry shift ● Real estate consolidation and purging excess inventory remain a key focus for retailers Illustrative Engagements (1) Merged with legacy Great American Group in 2014; renamed B. Riley Retail Solutions in 2020. (2) Figure shown is an approx ima tion for total number of store closings in 2020. Retail Solutions $55M $23M $89M $83M FY 2018 FY 2019 FY 2020 LTM Sep 2021 Auction & Liquidation Segment Revenues

24 IV. Investments and Brands

Principal Investments - United Online and magicJack

Strong Cash-flow Companies Generating Attractive Returns

United Online
- Acquired July 2016
- Internet access and online advertising provider
- Exceeded net initial investment since acquisition

magicJack
- Acquired November 2018
- VoIP technology and services communications provider
- Offers operational synergies with United Online

Lingo
- Acquired 40% ownership interest in November 2020
- B. Riley to acquire additional 40% interest in 2021 pending regulatory approval
- Global cloud/UC and managed service provider

Core Attributes
- Operationally focused control investments offer FCF
- High gross margins; predictable subscriber attrition
- Low overhead from successful execution of cost synergies
- Generates steady income for B. Riley

Principal Investments Segment Income (1)


$19M
$33M
$33M
$29M
FY 2018
FY 2019
FY 2020
LTM Sep 2021

(1) Includes results from United Online, Inc. since Q3 2016, and results from magicJack VocalTec Ltd. since Q4 2018.

B | RILEY Financial | 25

26 Investments Overview Investments Approach Illustrative Investments B . Riley actively co - invests in opportunities that can ● Leverage core business services and industry knowledge ● Create opportunities for our operating business ● Generate yield and drive incremental returns Common investment characteristics ● Utilize firm’s expertise and distribution to underwrite debt/equity financing ● Focus on delivering financial improvements to maximize free cash flow ● Accretive and drive shareholder value

27 B. Riley Venture Capital Invests in Late - stage Private Growth Companies with a Path Towards Public Markets May 2021 Boxing - Based Fitness Platform December 2020 July 2021 Managed Cloud Kitchen Platform July 2021 Global Insurtech Business ● Established B. Riley Venture Capital in October 2020 ● Invests in late - stage private growth companies with a path towards public markets ● Off - balance sheet investments syndicated across B. Riley’s institutional, banking and retail client base ● Benefits from B. Riley's investment banking, capital markets and advisory businesses ● Enhances ability to identify, acquire and strategically invest in emerging growth companies in fast - growing markets Illustrative Investments July 2021 Continuous Fiber 3D Printing Technology March 2021 Enterprise Call Center Software B2B Roadside Assistance

28 Brand Investment Portfolio (1) Brand Holdings for Six Brands, Hurley, and bebe as of September 30 , 2021 . Acquired interest in Justice brand on November 30 , 2020 . Percentages represent approximate ownership stakes in these brands . (2) Results for bebe are recognized outside of the Brands Segment . 80% 43% Offers Recurring Revenue and Cash Flow through Licensing of Brand Trademarks Brand Holdings (1) 41% Catherine Malandrino English Laundry Joan Vass Kensie Girl Limited Too Nanette Lepore (Six Brands) 39% Hurley Justice bebe (2) ● Established brand investment portfolio in October 2019 ● Offers recurring revenue and cash flow through licensing of brand trademarks ● Leverages retail and brand management partnerships ● Trends in traditional brick and mortar retail has created opportunity to acquire intellectual property and brand assets

29 V. Financial Overview

30 Financial Highlights $94M $260M $385M $125M $114M Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Adjusted EBITDA (1) $47M $170M $253M $74M $49M $1.75 $6.55 $8.81 $2.58 $1.69 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income Diluted EPS $226M $410M $600M $337M $382M Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Revenues $67M $127M $123M $92M $101M Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Operating Adjusted EBITDA (2) Net Income (3) (1) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs . (2) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding ( i ) Trading income(losses) and fair value adjustments on loans and (ii) other investment related expenses . (3) Net income applicable to common shareholders . For a reconciliation to GAAP financial measures, please see the Appendix .

31 Financial Highlights (continued) (1) Other investments and investment related deposits reported in Prepaid expenses and other assets . (2) Noncontrolling Interest related to investments reported in Securities and other investments owned, at fair value . (Dollars in thousands) Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Cash and Cash Equivalents $169,676 $103,602 $237,590 $297,396 $ 378,205 Restricted Cash 1,410 1,235 8,532 1,335 927 Due from Clearing Brokers, Net 19,589 (6,583) 416,925 424,949 599,715 Advances Against Customer Contracts 900 200 200 200 200 Securities and Other Investments Owned Equity Securities 392,674 697,288 1,006,019 1,129,217 1,276,191 Corporate Bonds 5,956 3,195 41,754 42,912 5,401 Other Fixed Income Securities 3,557 1,913 5,165 3,227 4,436 Partnership Interests and Other 57,293 74,923 113,766 103,417 66,072 Securities Sold Not Yet Purchased (48,125) (10,105) (288,058) (272,088) (419,211) Loans Receivable, net of Loan Participation Sold 330,420 373,373 282,855 265,851 350,762 Other Investments and Deposits (1) 58,389 59,612 48,881 53,510 43,369 Noncontrolling Interest (2) - - (4,326) (11,254) (16,558) Total Cash, Net Securities, and Other $991,739 $1,298,653 $1,869,303 $2,038,672 $2,289,509 (Dollars in thousands) Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Term Loans, Net $52,452 $74,213 $69,543 $257,104 $ 252,927 Revolving Credit Facility — — — — 80,000 Notes Payable 714 37,967 6,908 357 357 Senior Notes Payable 854,926 870,783 1,139,100 1,213,105 1,362,847 Total Debt $908,092 $982,963 $1,215,551 $1,470,566 1,696,131 Total Cash and Investments, Net of Debt $83,647 $315,690 $653,752 $568,106 $593,378 Cash and Net Investments Debt Summary

32 VI. Appendix

33 Strong Balance Sheet with Attractive Dividend Yield 1. As of 9 / 30 / 2021 . 2. Includes approximately $ 1 , 352 . 1 M in Securities and other investments owned, at fair value net of $ 419 . 2 M in Securities sold not yet purchased . 3. Includes approximately $ 0 . 9 M in Restricted cash, $ 599 . 7 M Due from clearing brokers, and $ 43 . 6 M in other investments and investment related deposits reported in Prepaid expenses and other assets, net of $ 16 . 6 M in noncontrolling interest related to investments reported in Securities and other investments owned, at fair value . 4. Excludes Operating lease liabilities . 5. Defined as Total Cash, Net Securities and Investments, and Other minus Total Debt . 6. Based on 9 / 30 / 2021 last twelve months results . 7. Operating Revenues is defined as the sum of revenues from (i) Service and fees, (ii) Interest income - loans and securities lending and (iii) Sales of goods . 8. Investment Gains (Loss) is defined as Trading income (losses) and fair value adjustments on loans . 9. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading income (losses) and fair value adjustments on loans and (ii) other investment related expenses . 10. Investment Adjusted EBITDA is defined as Trading income (losses) and fair value adjustments on loans, less other investment related expenses . 11. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs . 12. RILY common stock price as of 11 / 23 / 2021 for total shares outstanding as of 9 / 30 / 2021 . 13. Fair market value of RILYP and RILYL preferred shares as of 11 / 23 / 2021 for total shares outstanding as of 9 / 30 / 2021 . 14. Defined as market capitalization, less Cash and cash equivalents, Restricted cash, Due from clearing brokers, Advances against customer contracts, the net amount of Loans receivable, at fair value and Loan participations sold, the net amount of Securities and other investments owned, at fair value and Securities sold not yet purchased, and the net amount of other investments and deposits reported in Prepaid expenses and other assets and noncontrolling interest related to investments reported in Securities and other Investments owned, at fair value, plus Notes payable, Term loans, net, Revolving credit facility, Senior notes payable, and fair value of RILYP and RILYL as of 11 / 23 / 2021 using outstanding preferred shares as of 9 / 30 / 2021 . 15. Calculated based on $ 12 . 50 per share dividend paid since March 2021 divided by share price as of 11 / 23 / 2021 . Common Stock Shares Outstanding 27.6M Public Float, est. 72.3% Insider Holdings 27.7% Dividend Yield – LTM (15) 15.8% Balance Sheet Summary (1) Cash & Cash Equivalents $378.2M Securities and Other Investments Owned, Net (2) $932.9M Loans Receivable, at Fair Value $350.8M Other Investment Assets (3) $627.7M Total Cash, Net Securities and Investments, and Other (2)(3) $2,289.5M Revolving Credit Facility and Term Loans, Net $332.9M Senior Notes and Other Notes Payable $1,363.2M Total Debt (4) $1,696.1M Capitalization Structure Market Cap (12) $2,174.3M Preferred Shares – FMV (13) $123.2M Total Cash and Investments, Net of Debt (5) $593.4M Enterprise Value (14) $1,704.1M Total Adj. EBITDA (11) $885.0M Operating Adj. EBITDA (9)(11) $442.7M Investment Adj. EBITDA (10)(11) $442.2M Total Cash and Investments, Net of Debt (5) $593.4M Total Revenues $1,728.7M Operating Revenues (7) $1,270.7M Investment Gains (8) $458.0M Financial Highlights (9/30/2021 LTM) (6)

GAAP Income Statement

B. Riley Financial Consolidated Statements of Operations

USD in 000's except for share data	FY Dec 31, 2018	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	Q3 2021	LTM Sep 30, 2021
Revenues:											
Services and Fees	$ 392,080	$ 460,493	$ 159,381	$ 125,595	$ 144,823	$ 237,270	$ 667,069	$ 289,469	$ 266,143	$ 301,497	$ 1,094,379
Trading (Loss) Income and Fair Value Adjustments on Loans	(8,004)	106,463	(182,442)	114,547	31,753	140,160	104,018	266,942	32,679	18,197	457,978
Interest Income - Loans and Securities Lending	38,277	77,221	21,851	24,506	26,026	30,116	102,499	36,920	25,491	26,869	119,396
Sale of Goods	638	7,935	1,004	1,820	23,651	2,660	29,135	6,828	12,457	34,959	56,904
Total Revenues	**422,991**	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**	**600,159**	**336,770**	**381,522**	**1,728,657**
Operating Expenses:											
Direct Cost of Services	34,754	58,824	19,952	7,985	23,264	9,250	60,451	11,322	12,094	18,019	50,685
Cost of Goods Sold	800	7,575	769	860	9,813	1,018	12,460	5,326	3,626	12,442	22,412
Selling, General and Administrative Expenses	310,508	385,219	87,744	106,562	97,143	137,088	428,537	191,344	199,922	244,218	772,572
Restructuring Charge	8,506	1,699	-	-	1,557	-	1,557	-	-	-	-
Impairment of Tradenames	-	-	4,000	8,500	-	-	12,500	-	-	-	-
Interest Expense - Securities Lending and Loan Participations Sold	23,039	32,144	8,473	11,221	10,975	11,782	42,451	19,189	10,983	10,097	52,051
Total Operating Expenses	377,607	485,461	120,938	135,128	142,752	159,138	557,956	227,181	226,625	284,776	897,720
Operating Income (Loss)	**45,384**	**166,651**	**(121,144)**	**131,340**	**83,501**	**251,068**	**344,765**	**372,978**	**110,145**	**96,746**	**830,937**
Other Income (Expense):											
Interest Income	1,326	1,577	246	224	67	27	564	49	56	70	202
Gain on extinguishment of loans and other	-	-	-	-	-	-	-	-	6,509	1,758	8,267
Income (Loss) from Equity Investments	7,986	(1,431)	(236)	(318)	409	(478)	(623)	875	(852)	1,149	694
Interest Expense	(33,393)	(50,205)	(15,654)	(16,509)	(16,374)	(16,712)	(65,249)	(19,786)	(20,856)	(25,372)	(82,726)
Income before Income Taxes	21,303	116,592	(136,788)	114,737	67,603	233,905	279,457	354,116	95,002	74,351	757,374
(Provision) Benefit for Income Taxes	(4,903)	(34,644)	37,539	(32,208)	(18,711)	(62,060)	(75,440)	(97,518)	(19,902)	(22,693)	(202,173)
Net Income (Loss)	16,400	81,948	(99,249)	82,529	48,892	171,845	204,017	256,598	75,100	51,658	555,201
Net Income (Loss) Attributable to Noncontrolling Interests	891	337	(584)	(1,311)	513	251	(1,131)	1,942	(576)	1,108	2,725
Net Income (Loss) Attributable to B. Riley Financial, Inc.	15,509	81,611	(98,665)	83,840	48,379	171,594	205,148	254,656	75,676	50,550	552,476
Preferred Stock Dividends	-	264	1,055	1,087	1,088	1,480	4,710	1,749	1,789	1,929	6,947
Net Income (Loss) Available to Common Shareholders	**$ 15,509**	**$ 81,347**	**$ (99,720)**	**$ 82,753**	**$ 47,291**	**$ 170,114**	**$ 200,438**	**$ 252,907**	**$ 73,887**	**$ 48,621**	**$ 545,529**

B | RILEY Financial | 34

Historical Financial Results for B. Riley Financial

B. Riley Financial Segment Financial Results

USD in 000's	FY Dec 31, 2018	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	Q3 2021	LTM Sep 30, 2021
Operating Revenues (1):											
Capital Markets	$ 202,469	$ 276,851	$ 95,451	$ 84,870	$ 81,841	$ 180,214	$ 442,376	$ 207,899	$ 151,488	$ 161,718	$ 701,319
Wealth Management	67,882	65,073	18,887	15,318	17,289	20,851	72,345	65,542	87,444	117,572	291,409
Auction and Liquidation	54,986	22,516	20,661	8,251	44,185	15,667	88,764	13,450	17,277	37,072	83,466
Financial Consulting	51,424	76,292	20,714	18,845	25,583	26,480	91,622	21,409	23,735	21,291	92,915
Principal Investments - UOL and MJ	54,234	100,862	22,722	21,431	21,602	21,383	87,138	20,529	19,646	19,300	80,858
Brands	-	4,055	3,801	3,206	4,000	5,451	16,458	4,388	4,501	6,372	20,712
Operating Revenues (1)	**430,995**	**545,649**	**182,236**	**151,921**	**194,500**	**270,046**	**798,703**	**333,217**	**304,091**	**363,325**	**1,270,679**
Investment (Loss) Gain (2)	(8,004)	106,463	(182,442)	114,547	31,753	140,160	104,018	266,942	32,679	18,197	457,978
Total Revenues	**422,991**	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**	**600,159**	**336,770**	**381,522**	**1,728,657**
Segment Operating Income (3):											
Capital Markets	22,101	78,709	42,611	29,471	33,198	101,253	206,533	105,983	74,701	76,142	358,079
Wealth Management	(6,642)	(1,318)	856	(435)	426	1,250	2,097	1,671	(3,598)	5,322	4,645
Auction and Liquidation	27,013	(25,533)	4,289	2,020	12,000	7,460	25,769	907	3,555	6,298	18,220
Financial Consulting	13,794	17,814	4,918	3,504	7,248	6,873	22,543	3,322	4,175	2,769	17,139
Principal Investments - UOL and MJ	19,448	33,157	8,504	9,188	8,368	7,300	33,360	7,531	7,275	6,506	28,612
Brands	-	2,667	(1,817)	(6,318)	2,292	4,054	(1,789)	2,998	3,096	4,686	14,834
Segment Operating Income (3)	**75,714**	**105,496**	**59,361**	**37,430**	**63,532**	**128,190**	**288,513**	**122,412**	**89,204**	**101,723**	**441,529**
Investment (Loss) Income (4)	(8,004)	94,282	(166,972)	101,507	26,911	133,699	95,145	262,764	32,763	13,010	442,236
Total Segment Income (Loss)	**$ 67,710**	**$ 199,778**	**$ (107,611)**	**$ 138,937**	**$ 90,443**	**$ 261,889**	**$ 383,658**	**$ 385,176**	**$ 121,967**	**$ 114,733**	**$ 883,765**

(1) Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods. (2) Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans. (3) Segment Operating Income is defined as Segment Income excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses. (4) Investment Income (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.

B | RILEY Financial | 35

Non-GAAP Financial Measures

B. Riley Financial Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation

USD in 000's	FY Dec 31, 2018	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020	Q1 2021	Q2 2021	Q3 2021	LTM Sep 30, 2021
Net Income (Loss) Attributable to B. Riley Financial, Inc.	$ 15,509	$ 81,611	$ (98,665)	$ 83,840	$ 48,379	$ 171,594	$ 205,148	$ 254,656	$ 75,676	$ 50,550	$ 552,476
EBITDA Adjustments											
Provision (Benefit) for Income Taxes	4,903	34,644	(37,539)	32,208	18,711	62,060	75,440	97,518	19,902	22,693	202,173
Interest Expense	33,393	50,205	15,654	16,509	16,374	16,712	65,249	19,786	20,856	25,372	82,726
Interest Income	(1,326)	(1,577)	(246)	(224)	(67)	(27)	(564)	(49)	(56)	(70)	(202)
Share Based Payments	11,596	15,916	5,321	4,168	4,778	4,321	18,588	5,526	8,608	9,374	27,829
Depreciation and Amortization	13,809	19,048	4,956	4,923	4,886	4,604	19,369	6,759	6,165	6,142	23,670
Gain on extinguishment of loans	-	-	-	-	-	-	-	-	(6,509)	-	(6,509)
Restructuring Costs	8,506	1,699	-	-	1,557	-	1,557	-	-	-	-
Impairment of Tradenames	-	-	4,000	8,500	-	-	12,500	-	-	-	-
Transactions Related Costs and Other	3,241	6,339	10,454	(1,660)	(485)	1,222	9,531	1,285	245	40	2,792
Total Adjustments	74,122	126,274	2,600	64,424	45,754	88,892	201,670	130,825	49,211	63,551	332,479
Adjusted EBITDA	**$ 89,631**	**$ 207,885**	**$ (96,065)**	**$ 148,264**	**$ 94,133**	**$ 260,486**	**$ 406,818**	**$ 385,481**	**$ 124,887**	**$ 114,101**	**$ 884,955**
Operating EBITDA Adjustments:											
Trading Loss (Income) and Fair Value Adjustments on Loans	8,004	(106,463)	182,442	(114,547)	(31,753)	(140,160)	(104,018)	(266,942)	(32,679)	(18,197)	(457,978)
Other Investment Related Expenses	-	12,181	(15,470)	13,040	4,842	6,461	8,873	4,178	(84)	5,187	15,742
Total Operating EBITDA Adjustments	8,004	(94,282)	166,972	(101,507)	(26,911)	(133,699)	(95,145)	(262,764)	(32,763)	(13,010)	(442,236)
Operating Adjusted EBITDA	**$ 97,635**	**$ 113,603**	**$ 70,907**	**$ 46,757**	**$ 67,222**	**$ 126,787**	**$ 311,673**	**$ 122,717**	**$ 92,124**	**$ 101,091**	**$ 442,719**

B | RILEY Financial | 36

37 Non - GAAP Financial Measures B. Riley Financial Adjusted Net Income Reconciliation FY FY FY LTM Dec 31, Dec 31, Q1 Q2 Q3 Q4 Dec 31, Q1 Q2 Q3 Sep 30, USD in 000's 2018 2019 2020 2020 2020 2020 2020 2021 2021 2021 2021 Net Income (Loss) Attributable to B. Riley Financial, Inc. $ 15,509 $ 81,611 $ (98,665) $ 83,840 $ 48,379 $ 171,594 $ 205,148 $ 254,656 $ 75,676 $ 50,550 $ 552,476 Share Based Compensation 11,596 15,916 5,321 4,168 4,778 4,321 18,588 5,526 8,608 9,374 27,829 Amortization of Intangible Assets 9,133 13,846 4,024 4,024 3,919 3,769 15,736 5,886 5,134 5,156 19,945 Gain on extinguishment of loans - - - - - - - - (6,509) - (6,509) Restructuring Costs 8,506 1,699 - - 1,557 - 1,557 - - - - Impairment of Tradenames - - 4,000 8,500 - - 12,500 - - - - Transactions Related Costs and Other 3,241 6,339 10,454 (1,660) (485) 1,222 9,531 1,285 245 40 2,792 Income Tax Effect of Adjusting Entries (9,209) (11,154) (6,559) (4,172) (2,725) (2,473) (15,929) (3,516) (1,557) (4,514) (12,060) Total Adjustments 23,267 26,646 17,240 10,860 7,044 6,839 41,983 9,181 5,921 10,056 31,997 Adjusted Net Income $ 38,776 $ 108,257 $ (81,425) $ 94,700 $ 55,423 $ 178,433 $ 247,131 $ 263,837 $ 81,597 $ 60,606 $ 584,473

38 For more information, please visit www.brileyfin.com